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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 August 3, 2007


                               Grand Motion, Inc.
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           (Name of small business issuer as specified in its charter)


          Nevada                           8742                    Pending
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(State or Other Jurisdiction of (Primary Standard Industrial  (I.R.S. Employer
Incorporation or Organization)   Classification Code Number) Identification No.)


                          601 Union Street, Suite 4200
                                Seattle, WA 98101
                              Phone: (206) 652-3283
                                Fax: (206) 652-3205
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   (Address and Telephone Number of Principal Executive Offices and Principal
                               Place of Business)


                    State Agent and Transfer Syndicate, Inc.
                             112 North Curry Street
                              Carson City, NV 89703
                                 (775) 882-1013

            (Name, Address and Telephone Number of Agent for Service)

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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             ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

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(d)      Election of New Director

On August 3, 2007 the Board of Directors of Grand Motion, Inc. (the "Company") appointed Mr. Nikolay Bulbash as a director of the Company. Mr. Bulbash will also serve as the Company's Secretary, Treasurer and Chief Financial Officer.

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                                   SIGNATURES

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         Pursuant to the  requirements  of the Securities  Exchange of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 9, 2007                   Grand Motion, Inc.


                                         By: /s/ Janetta Voitenkova
                                         -------------------------------------
                                         Janetta Voitenkova
                                         President and Chief Executive Officer
                                         (Principal Executive Officer)